UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2023 (December 6, 2023)

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 8, 2023, SouthState Corporation (“SouthState”), acting pursuant to authorization from its Board of Directors, notified The Nasdaq Stock Market (“Nasdaq”) of its intention to voluntarily withdraw the principal listing and trading of its common stock, par value $2.50 per share (the “Common Stock”), from Nasdaq and transfer such listing to the New York Stock Exchange (“NYSE”). SouthState expects that the listing and trading of its Common Stock on Nasdaq will end at market close on December 18, 2023, and that the listing and trading of its Common Stock on NYSE will begin at market open on December 19, 2023. The Common Stock has been approved for listing on the NYSE, where it will trade under the stock symbol “SSB”.

Item 7.01	Regulation FD Disclosure.

SouthState issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the principal listing of its Common Stock to NYSE.

The information in Items 7.01 and 9.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits:

	Exhibit No.	Description

	99.1	Press Release dated December 8, 2023 issued by SouthState Corporation

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: December 8, 2023

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